UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 3, 2019

BEL FUSE INC.

(Exact Name of Registrant as Specified in its Charter)

NEW JERSEY	0-11676	22-1463699
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

206 Van Vorst Street, Jersey City, New Jersey	07302
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (201) 432-0463

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[                ]          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[                ]          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[                ]          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))

[                ]          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Class A Common Stock ($0.10 par value)	BELFA	Nasdaq Global Select Market
Class B Common Stock ($0.10 par value)	BELFB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01  Completion of Acquisition or Disposition of Assets.

This Current Report on Form 8-K/A is being filed as an amendment to the Current Report on Form 8-K filed by Bel Fuse Inc. ("Bel" or the "Company") with the Securities and Exchange Commission (the "SEC") on December 9, 2019 (the "Original Form 8-K").  The Original Form 8-K reported, among other things, the completion by Bel on December 3, 2019 of its acquisition of the majority of the power supply products business of CUI, Inc. (the “CUI Power Business”).  The acquisition was effectuated pursuant to the Asset Purchase Agreement (the “Agreement”), dated as of November 11, 2019 (the “Agreement”), among Bel, CUI, Inc. and CUI Global, Inc. (collectively, the “Seller”).  Bel paid $32 million in cash for the CUI Power Business, less a working capital adjustment of $2.8 million, plus the assumption of certain liabilities.

This Current Report on Form 8-K/A amends and restates Item 9.01 of the Original Form 8-K to present certain financial statements of the CUI Power Business and to present certain unaudited pro forma financial statements of the Company in connection with the Company's acquisition of the CUI Power Business, which financial statements and unaudited pro forma financial statements are filed as exhibits hereto and are incorporated herein by reference. All of the other items in the Original Form 8-K remain the same and are hereby incorporated by reference into this Current Report on Form 8-K/A.

Item 9.01.  Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The following financial statements of the CUI Power Business are filed as Exhibit 99.1 to this Current Report on Form 8-K/A:

(i)  Audited financial statements as of and for the year ended December 31, 2018.

(ii) Unaudited financial statements as of and for the nine months ended September 30, 2019.

(b) Pro Forma Financial Information

The following unaudited pro forma financial statements are filed as Exhibit 99.2 to this Current Report on Form 8-K/A:

(i)  Unaudited pro forma balance sheet as of September 30, 2019.

(ii) Unaudited pro forma income statement for the year ended December 31, 2018 and the nine months ended September 30, 2019.

(d)            Exhibits

Exhibit 23.1	Consent of Perkins & Company, P.C.
Exhibit 99.1	Financial Statements of Certain Business Components and Portions of CUI Global, Inc.'s Power Business
Exhibit 99.2	Pro Forma Financial Statements
Exhibit 99.3	Press release of Bel Fuse Inc., dated December 3, 2019, is incorporated herein by reference to Exhibit 99.1 to the Original Form 8-K

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 14, 2020	BEL FUSE INC.
(Registrant)

By:	/s/Daniel Bernstein
Daniel Bernstein
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 23.1	Consent of Perkins & Company, P.C.
Exhibit 99.1	Financial Statements of Certain Business Components and Portions of CUI Global, Inc.'s Power Business
Exhibit 99.2	Pro Forma Financial Statements
Exhibit 99.3	Press Release of Bel Fuse Inc., dated December 3, 2019, is incorporated herein by reference to Exhibit 99.1 to the Original Form 8-K